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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): MARCH 16, 1999

                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)

             DELAWARE                       0-19437                          11-2962080
  (State or Other Jurisdiction of  (Commission File Number)     (I.R.S. Employer Identification No.)
           Incorporation)


         2401 FOURTH AVENUE
         SEATTLE, WASHINGTON                                                  98121
(Address of Principal Executive Offices)                                   (Zip Code)

                                        (206) 443-6400
                     (Registrant's telephone number, including area code)
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          This Current Report on Form 8-K is filed by Cellular Technical
Services Company, Inc., a Delaware corporation (the "Company"), in connection with the matters described herein.

ITEM 5.   OTHER EVENTS

          On March 16, 1999, the Company issued a press release (the "Press
Release") reporting that a stipulation of settlement of a securities class action lawsuit brought against the Company and certain current or former executives has been filed with the United States District Court for the Western
District of Washington.

          A copy of the Press Release is attached to this report as Exhibit
99.01.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Financial statements of business acquired:

               Not applicable.

          (b) Pro forma financial information:

               Not applicable.

          (c)  Exhibits:

               99.01: Press Release dated March 16, 1999.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 1999


                                                    CELLULAR TECHNICAL SERVICES,
                                                    COMPANY, INC.

                                                    By: /s/ Michael E. McConnell
                                                        ------------------------
                                                        Michael E. McConnell
                                                        Chief Financial Officer


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                                  EXHIBIT INDEX
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

Exhibit
Number         Description
-------        -----------
99.01          Press Release dated March 16, 1999.

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